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                                                                    Exhibit 99.2


                   [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 23, 2004 relating to the financial statements for Acadia Power Partners LLC and Subsidiary, appearing as exhibit 99.1 in Calpine Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.




/s/ PricewaterhouseCoopers

June 15, 2004